OMNIBUS AMENDMENT NO. 5 AND WAIVER

      This Omnibus Amendment No. 5 and Waiver (this "AMENDMENT"), dated as of October 30, 2007, is entered into by and between THINKPATH INC., an Ontario corporation (the "PARENT"), THINKPATH, INC., an Ohio corporation ("THINKPATH-OH"), THINKPATH OF MICHIGAN, INC., a Michigan corporation (the "THINKPATH-MI"), THINKPATH TECHNICAL SERVICES, INC., an Ohio corporation ("THINKPATH TECHNICAL" and together with the Parent, Thinkpath-OH and Thinkpath-MI, the "COMPANIES" and each, a "COMPANY"), LAURUS MASTER FUND, LTD., a Cayman Islands company ("Laurus"), VALENS OFFSHORE SPV II, CORP., a Delaware corporation ("VOFSPVII") and VALENS U.S. SPV I, LLC, a Delaware limited liability company ("VUSSPVI" and together with Laurus and VOFSPVII, the "HOLDERS" and each, a "HOLDER") for the purpose of (i) amending and restated the Overadvance Side Letter, dated June 30, 2006 by and among each Company and Laurus (as amended and restated, further amended, modified or supplemented from time to time, the "OVERADVANCE SIDE LETTER"), (ii) amending the Security Agreement, dated as of June 30, 2006, by and among each Company and Laurus (as amended, modified or supplemented from time to time, the "SECURITY AGREEMENT"),
(iii) the Secured Revolving Note issued by the Companies as of June 30, 2006 to Laurus in the initial face amount of US$3,500,000 and subsequently amended to $4,000,000 (as amended, modified or supplemented from time to time, the "REVOLVING NOTE"), (iv) amending the Common Stock Purchase Warrant issued by the Parent to Laurus on June 27, 2005 and exercisable into up to 2,100,000 shares of Common Stock of the Parent (as amended, modified or supplemented from time to time, the "JUNE 2005 WARRANT"), (v) the Common Stock Purchase Warrant issued by the Parent to Laurus on January 26, 2006 (and subsequently assigned in part to each of VOFSPV2 and VUSSPVI) and exercisable into up to 500,000 shares of Common Stock of the Parent (as amended, modified or supplemented from time to time, the "JAN 2006 WARRANT"), (vi) the Common Stock Purchase Warrant issued by the Parent to Laurus on February 28, 2007 (and subsequently assigned in part to each of VOFSPV2 and VUSSPVI) and exercisable into up to 2,426,870 shares of Common Stock of the Parent (as amended, modified or supplemented from time to time, the "FEB 2007 WARRANT" and together with the Overadvance Side Letter, the Security Agreement, the Revolving Note, the June 2005 Warrant, the Jan 2006 Warrant, and each other Ancillary Agreement as defined in the Security Agreement, THE "LOAN DOCUMENTS"). Capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Security Agreement.

                               W I T N E S S E T H

      WHEREAS, the Parent has failed to cause the filing and effectiveness of the registration statement (the "REGISTRATION STATEMENT") required to be filed and declared effective and to be maintained pursuant to Sections 2(a)(i) and
(ii) of the Minimum Borrowing Note Registration Rights Agreement, dated as of June 27, 2005 by and between the Parent and Laurus (as amended, modified or supplemented from time to time, the "REGISTRATION RIGHTS AGREEMENT") and, as a result the Companies owe the Holders pursuant to Section 2(a) of the Registration Rights Agreement, certain liquidated damages (the "LIQUIDATED DAMAGES") as a result thereof; and

      WHEREAS, the Companies have failed to pay to the Holders when due the Liquidated Damages; and

      WHEREAS, the Companies have failed to maintain positive Consolidated Cash Flow for each monthly period commencing on March 1, 2007 through the date hereof; and

      WHEREAS, the Holders have agreed to waive on the terms and conditions set forth herein, the Events of Default that may have occurred and are continuing as a result of the failure by the Parent to pay to the Holders the Liquidated Damages when due, as well as the breaches to the Consolidated Cash Flow covenant through the date hereof, on the terms and conditions set forth herein; and

      WHEREAS, each Company and each Holder have agreed to make certain changes and/or modifications to certain of the Loan Documents as set forth herein.

      NOW, THEREFORE, in consideration of the above, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

WAIVER OF EVENTS OF DEFAULT

      1. Each Holder hereby waives each Event of Default that may have arisen under Sections 19(a) and 19(c) of the Security Agreement solely as a result of
(i) the failure by the Companies to maintain positive Consolidated Cash Flow for the each monthly period commencing on March 1, 2007 through the date hereof as otherwise required by Section 13(bb) of the Security Agreement and (ii) the failure by the Companies to pay to the Holders the Liquidated Damages as otherwise required under the terms of the Registration Rights Agreement. Each Holder hereby further waives the payment of the Liquidated Damages currently due and payable to Holders by the Companies and further hereby agrees not to access further Liquidated Damages through March 30, 2008.

      2. Each Holder and each Company hereby agree that:

      AMENDMENT TO SECURITY AGREEMENT

            a. Section 13(bb) of the Security Agreement is hereby deleted in its entirety and the following new Section 13(bb) is inserted in lieu thereof:

                  "Minimum Consolidated Cash Flow. The Parent and its Subsidiaries will not permit the Consolidated Cash Flow for any monthly period ending on the last day each such month to be less than the amount set forth below opposite the period within such month occurs:

                  Peiod                                                 Amount
                  -----                                                 ------
                  October 30, 2007 through and including
                  June 30, 2008                                        ($50,000)
                  July 1, 2008 through and including
                  August 31, 2008                                      ($35,000)
                  September 1, 2008 through and including
                  December 31, 2008     ($20,000)
                  January 1, 2009 through and including the Maturity
                  Date (as defined in the Term Secured Note)             $1,000

      AMENDMENT TO REVOLVING NOTE

            b. The Maturity Date under and as defined in the Revolving Note is hereby extended to October 31, 2008.

      AMENDMENT TO OVERADVANCE SIDE LETTER

            c. The Overadvance Side Letter is hereby amended and restated in its entirety in the form attached hereto as EXHIBIT A (the "AMENDED AND RESTATED OVERADVANCE SIDE LETTER").

      AMENDMENT TO JUNE 2005 WARRANT

            d. The June 2005 Warrant is hereby amended by deleting the definition of "Exercise Price" appearing therein in its entirety and inserting the following new definition of "Exercise Price" in lieu thereof:

                        "The 'Exercise Price' applicable under this Warrant
                  shall be $0.01 for each share acquired hereunder."

REAFFIRMATION OF REGISTRATION RIGHTS AGREEMENT

      3. The Parent hereby ratifies and reaffirms its obligation pursuant to the terms of the Registration Rights Agreement to file and have declared effective a Registration Statement which shall register the shares of Common Stock of the Company which are not otherwise freely tradeable and that are (i) held by each of Laurus, VOFSPVII and VUSSPVI and (ii) that may be issued upon exercise of issuable upon exercise of the Common Stock Purchase Warrant issued by the Parent to Laurus on November 15, 2006 and exercisable into up to 940,750 shares of Common Stock of the Parent (as amended, modified or supplemented from time to time, the "NOV 2006 WARRANT"), on or prior to March 31, 2008 (the "EFFECTIVENESS DATE"). For the avoidance of doubt, the "Effectiveness Date" shall be deemed a Filing Date as defined in the Registration Rights Agreement.

ADDITIONAL COVENANTS

      4. Mandatory Repayments of the Obligations.

            a. On each date following each date on or after the date hereof upon which the Parent or any of its Subsidiaries receives any cash proceeds from any capital contribution or any sale or issuance of its equity, an amount equal to 60% of the Net Equity Proceeds of such capital contribution or sale or issuance of equity shall be applied on such date as a mandatory repayment of the Obligations in accordance with the requirements of Sections 4(c) below. Nothing set forth herein shall be deemed to be the implied or actual consent of any Holder to the issuance by the Parent or its Subsidiaries of equity.

            b. On each date on or after the date hereof upon which the Parent or any of its Subsidiaries receives any cash proceeds from any Asset Sale, an amount equal to 100% of the Net Sale Proceeds therefrom shall be applied on such date as a mandatory repayment of the Obligations in accordance with the requirements of Sections 4(c) below. Nothing set forth herein shall be deemed to be the implied or actual consent of any Holder to the consummation of any Asset Sale by the Parent or its Subsidiaries.

            c. Each amount required to be applied pursuant to Sections 4(a) and (b) in accordance with this Section 4(c) shall be applied
                  (i) first, to any fees due and payable to Holder pursuant to the Overadvance and the Notes, the Security Agreement and the Ancillary Agreements, (ii) second. to accrued and unpaid interest due on the Overadvance and the Notes, (iii) third, to the outstanding principal balance of the Overadvance, (iv) fourth, to the outstanding principal balance of the Secured Term Note and (v) fifth, to the outstanding principal balance of the Secured Revolving Note.

            d. For purposes hereof, the following terms shall have the meanings ascribed such terms herein:

            "ASSET SALE" shall mean any sale, transfer or other disposition by the Parent or any of its Subsidiaries to any Person (including by way of redemption by such Person) of any asset (including, without limitation, any capital stock or other securities of, or equity interests in, another Person).

            "NET EQUITY PROCEEDS" shall mean, with respect to each issuance or sale of any equity by any Person or any capital contribution to such Person, an amount in cash equal to the cash proceeds (net of underwriting discounts and commissions and other reasonable costs associated therewith) received by such Person from the respective sale or issuance of its equity or from the respective capital contribution.

            "NET SALE PROCEEDS" shall mean, for any Asset Sale, an amount in cash equal to the gross cash proceeds (including any cash received by way of deferred payment pursuant to a promissory note, receivable or otherwise, but only as and when received) received from such sale of assets, net of the reasonable costs of such sale (including fees and commissions, payments of unassumed liabilities relating to the assets sold and required payments of any Indebtedness (other than Indebtedness secured pursuant to the Security Agreement) which is secured by the respective assets which were sold), and the incremental taxes paid or payable as a result of such Asset Sale.

MISCELLANEOUS

      5. This Amendment shall be effective as of the date first above written (the "AMENDMENT EFFECTIVE DATE") on the date when (i) each of the Companies and Laurus shall have duly executed and each of the Companies shall have delivered to Laurus their respective counterparts to this Amendment and the Amended and Restated Overadvance Side Letter, and (ii) each of the Companies and Laurus shall have duly executed and each of the Companies shall have delivered to the Holders their respective counterparts to the Reaffirmation and Ratification Agreement in the form attached hereto as EXHIBIT B.

      6. Except as specifically set forth in this Amendment, there are no other amendments, modifications or waivers to the Loan Documents, and all of the other forms, terms and provisions of the Loan Documents remain in full force and effect.

      7. The Parent and, to the extent applicable, each of the other Companies hereby represent and warrant to Laurus that (i) after giving effect to the Amendment Effective Date, no Event of Default exists on the date hereof, (ii) on the date hereof, after giving effect to the Amendment Effective Date, all representations, warranties and covenants made by the Parent and/or such other Companies, as applicable, in connection with the Loan Documents are true, correct and complete and (iii) on the date hereof, after giving effect to the Amendment Effective Date, all of the Parent's, the other Companies' and their respective Subsidiaries' covenant requirements have been met.

      8. From and after the Amendment Effective Date, all references in the Loan Documents, the other Ancillary Agreements to any Loan Document shall be deemed to be a reference to such Loan Document as modified hereby.

      9. This Amendment shall be binding upon the parties hereto and their respective successors and permitted assigns and shall inure to the benefit of and be enforceable by each of the parties hereto and its successors and permitted assigns. THIS AMENDMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK. This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument.

                                     * * * *

      IN WITNESS WHEREOF, each of the Companies and Laurus have caused this Amendment to be effective and signed in its name effective as of the date set forth above.

                                    THINKPATH INC., AN ONTARIO CORPORATION

                                    By: /s/ DECLAN FRENCH
                                       -----------------------------------------
                                    Name: Declan French
                                    Title:CEO


                                    THINKPATH INC., AN OHIO CORPORATION

                                    By: /s/ DECLAN FRENCH
                                       -----------------------------------------
                                    Name: Declan French
                                    Title:CEO

                                    THINKPATH OF MICHIGAN INC., A
                                    MICHIGAN CORPORATION

                                    By: /s/ DECLAN FRENCH
                                       -----------------------------------------
                                    Name: Declan French
                                    Title:CEO

                                    THINKPATH TECHNICAL SERVICES INC., AN
                                    OHIO CORPORATION

                                    By: /s/ DECLAN FRENCH
                                       -----------------------------------------
                                    Name: Declan French
                                    Title:CEO

                                    LAURUS MASTER FUND, LTD.
                                    By: Laurus Capital Management, LLC,
                                    its investment manager

                                    By: /S/ EUGENE GRIN
                                       -----------------------------------------
                                    Name:  Eugene Grin
                                    Title: Principal


                                    VALENS OFFSHORE SPV II, CORP.
                                    By: Valens Capital Management, LLC,
                                    its investment manager


                                    By: /S/ EUGENE GRIN
                                       -----------------------------------------
                                    Name:  Eugene Grin
                                    Title: Authorized Signatory


                                    VALENS ONSHORE SPV I, LLC
                                    By: Valens Capital Management, LLC,
                                    its investment manager

                                    By: /S/ EUGENE GRIN
                                       -----------------------------------------
                                    Name:  Eugene Grin
                                    Title: Authorized Signatory

                                    EXHIBIT A

                  AMENDED AND RESTATED OVERADVANCE SIDE LETTER


                                 [SEE ATTACHED]

                                                              October 30, 2007

Thinkpath Inc. and its Subsidiaries
201 Westcreek Boulevard
Brampton, Ontario, Canada L6T 5S6
Attention:  Chief Financial Officer

                Re: Amended and Restated Overadvance Side Letter

      This Amended and Restated Overadvance Side Letter (this "OVERADVANCE SIDE LETTER") amends and restates in its entirety (and is given in substitution for and not in satisfaction of the obligations arising under) the Overadvance Side Letter, dated June 30, 2006 by and among each Thinkpath Inc., an Ontario corporation ("Thinkpath") and such other subsidiaries of Thinkpath party thereto (collectively, together with Thinkpath, the "COMPANIES" and each, a "COMPANY") and Laurus Master Fund, Ltd. ("LAURUS") (as amended, modified or supplemented from time to time through the date hereof, the "JUNE 2006 OVERADVANCE SIDE LETTER").

      Reference is hereby made to that certain Security Agreement dated as of June 30, 2006 by and among Thinkpath and such other Companies named in that certain Security Agreement or which hereafter become a party thereto and Laurus (as amended, modified or supplemented from time to time, the "SECURITY AGREEMENT"). Capitalized terms used but not defined herein shall have the meanings ascribed them in the Security Agreement. Subject to satisfaction of the Overadvance Conditions (as defined below), Laurus is hereby notifying the Companies of its decision to exercise the discretion granted to it pursuant to
Section 2(a)(ii) of the Security Agreement to make Loans to the Companies during the Period (as defined below) in excess of the Formula Amount on the date hereof (the "OVERADVANCE"). The Companies hereby acknowledge that the aggregate principal amount of the Overadvance outstanding as of the date hereof is $1,477,054 (the "OUTSTANDING OVERADVANCE AMOUNT"). The outstanding Overadvance shall at no time exceed the lesser of (x) Applicable Maximum Overadvance Amount (as defined below) and (y) the remainder of the Capital Availability Amount less the Formula Amount as of the date of determination (the "TOTAL MAXIMUM OVERADVANCE AMOUNT"). The "APPLICABLE MAXIMUM OVERADVANCE AMOUNT" shall mean on any date of determination such amount set forth on ANNEX A hereto under the heading "Applicable Maximum Overadvance Amount" and opposite the period during which such determination is made.

      In connection with making the Overadvance, for a period commencing on the date hereof through and including June 30, 2008 (the "PERIOD"), Laurus hereby waives compliance with Section 3 of the Security Agreement, but solely as such provision relates to the immediate repayment requirement for Overadvances. Laurus further agrees that solely for such Period (but not thereafter), (i) the incurrence and existence of the Overadvance shall not trigger an Event of Default under Section 19(a) of the Security Agreement and (ii) notwithstanding anything set forth to the contrary in Section 5(b)(ii) of the Security Agreement, the rate of interest (the "OVERADVANCE RATE") applicable to Overadvances shall be 29.0% per annum; provided that, the Overadvance Rate shall be increased by an additional one percent (1.0%) per each 30 day period following the date hereof until the Overadvance shall be indefeasibly repaid in full; provided further, that, notwithstanding the foregoing, the Overadvance Rate shall at no time be in excess of 35% per annum. Interest shall be (i) calculated on the basis of a 360 day year, and (ii) payable monthly, in arrears, commencing on November 1, 2007 on the first business day of each consecutive calendar month thereafter through and including the expiration of the Period, whether by acceleration or otherwise. All other terms and provisions of the Security Agreement and the Ancillary Agreements shall remain in full force and effect. For the avoidance of doubt, all proceeds applied by any Company in repayment of its obligations to Laurus hereunder and under the Security Agreement and the Ancillary Agreements shall be first applied as a repayment of the Overadvance unless otherwise agreed by Laurus. Once repaid, the Overadvance may be reborrowed during the Period provided that the maximum amount of the Overadvance outstanding shall not at any time exceed the lesser of the Applicable Maximum Overadvance Amount at such time and the Total Maximum Overadvance Amount.

      Each Company hereby acknowledges and agrees that Laurus' obligation to fund the Initial Overadvance Amount on the date hereof and each permitted reborrowing thereof after the date hereof up to the Maximum Overadvance Amount shall, at the time of such making of such Overadvance or reborrowing, and immediately after giving effect thereto, be subject to the satisfaction of the following conditions (the "OVERADVANCE CONDITIONS"): (i) no Event of Default shall exist and be continuing as of such date; (ii) all representations, warranties and covenants made by each Company in connection with the Security Agreement and the Ancillary Agreements shall be true, correct and complete as of such date; (iii) each Company and its Subsidiaries shall have taken all action necessary to grant Laurus "control" over all of such Company's and its respective Subsidiaries' Deposit Accounts (the "CONTROL ACCOUNTS"), with any agreements establishing "control" to be in form and substance satisfactory to Laurus and (iv) the Companies shall have provided to Laurus on the 1st and 15th of each month during the Period a borrowing base certificate (each, a "CERTIFICATE") in the form attached hereto as ANNEX B, which Certificate shall be properly completed and executed as determined by Laurus in its reasonable discretion. "Control" over such Control Accounts shall be released upon the indefeasible repayment in full and termination of the Overadvance (together with all accrued interest and fees which remain unpaid in respect thereof).

      Each Company hereby acknowledges and agrees that all amounts outstanding under the Overadvance (together with accrued interest and fees which remain unpaid in respect thereof) on the date of expiration of the Period shall, jointly and severally, be repaid in full by the Companies on such date of expiration. Each Company hereby further acknowledges and agrees that all amounts outstanding under the Overadvance (together with accrued interest and fees which remain unpaid in respect thereof) in excess of the lesser of the Applicable Maximum Overadvance Amount and the Total Maximum Overadvance Amount (each, an "EXCESS") at any time shall, jointly and severally, be repaid in full by the Companies within 3 business days of the first date of each such Excess. The failure to make any required repayment hereunder of an Overadvance shall give rise to an immediate Event of Default.

      The Parent understands that it has an affirmative obligation to make prompt public disclosure of material agreements and material amendments to such agreements. It is the Parent's determination that this Overadvance Side Letter and the related amendment dated as of the date hereof are material. The Parent agrees to file an 8-K within four (4) business days of the date hereof and in the form otherwise prescribed by the Securities and Exchange Commission.

      This Overadvance Side Letter may not be amended or waived except by an instrument in writing signed by each of the Companies and Laurus. This Overadvance Side Letter may be executed in any number of counterparts, each of which shall be an original and all of which, when taken together, shall constitute one agreement. Delivery of an executed signature page of this Overadvance Side Letter by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof or thereof, as the case may be. THIS OVERADVANCE SIDE LETTER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. This Overadvance Side Letter sets forth the entire agreement between the parties hereto as to the matters set forth herein and supersede all prior communications, written or oral, with respect to the matters herein.

      This Overadvance Side Letter shall for all purposes be deemed to be an "Ancillary Agreement" under and as defined in the Security Agreement.

      If the foregoing meets with the Companies' approval please signify the Companies' acceptance of the terms hereof by signing below.


                                    LAURUS MASTER FUND, LTD.
                                    By: Laurus Capital Management, LLC,
                                    its investment manager

                                    By: /S/ EUGENE GRIN
                                       -----------------------------------------
                                    Name:  Eugene Grin
                                    Title: Principal

AGREED AND ACCEPTED ON THE DATE HEREOF:


THINKPATH INC., AN ONTARIO CORPORATION

By: /s/ DECLAN FRENCH
   -----------------------------------------
Name:  Declan French
Title: CEO


THINKPATH, INC., AN OHIO CORPORATION

By: /s/ DECLAN FRENCH
   -----------------------------------------
Name:  Declan French
Title: CEO


THINKPATH OF MICHIGAN, INC., A MICHIGAN CORPORATION

By: /s/ DECLAN FRENCH
   -----------------------------------------
Name:  Declan French
Title: CEO


THINKPATH TECHNICAL SERVICES, INC., AN OHIO CORPORATION

By:
   -----------------------------------------
Name:
Title:

                       ANNEX A TO OVERADVANCE SIDE LETTER


               PERIOD                   APPLICABLE MAXIMUM OVERADVANCE AMOUNT
               ------                   -------------------------------------

October 30, 2007 through and                         $1,500,000
including March 31, 2008

April 1, 2008 through and including                  $1,200,000
April 30, 2008

May 1, 2008 through and including                    $1,150,000
May 31, 2008

June 1, 2008 through and including                   $1,100,000
June 30, 2008

July 1, 2008 through and including                   $1,050,000
July 31, 2008

August 1, 2008 through and                           $1,000,000
including August 31, 2008

September 1, 2008 through and                         $950,000
including September 30, 2008

October 1, 2008 through and                           $900,000
including October 30, 2008

October 31, 2008 and thereafter                          $0

                                     ANNEX B

                                [OBJECT OMITTED]

                                    EXHIBIT B

                FORM OF REAFFIRMATION AND RATIFICATION AGREEMENT

                                 [SEE ATTACHED]

                    REAFFIRMATION AND RATIFICATION AGREEMENT


                                                              October 30, 2007

Laurus Master Fund, Ltd.
c/o Laurus Capital Management, LLC
825 Third Avenue
New York, New York 10022

Ladies and Gentlemen:

      Reference is made to (a) the Security Agreement dated as of June 27, 2005 by and among Thinkpath, Inc., an Ontario corporation ("THINKPATH"), Thinkpath, Inc., an Ohio corporation ("THINKPATH (OH)"), Thinkpath of Michigan Inc., a Michigan corporation ("THINKPATH (MI)"), and Thinkpath Technical Services Inc., a Ohio corporation ("TECHNICAL SERVICES") and Laurus Master Fund, Ltd., a Cayman Islands company ("LAURUS") (as amended, modified and/or supplemented from time to time, the "JUNE 2005 SECURITY AGREEMENT"), (b) the Ontario Subsidiary Guaranty, dated as of June 27, 2005 made by Systemsearch Consulting Services Inc., an Ontario corporation ("SYSTEMSEARCH"), Thinkpath Training Inc., an Ontario corporation ("THINKPATH TRAINING (ON)"), Tidalbeach Inc., an Ontario corporation ("TIDALBEACH"), International Career Specialists Inc., an Ontario corporation ("ICS") and TBM Technologies Inc., an Ontario Corporation ("TBM") in favor of Laurus (as amended, modified or supplemented from time to time, the "ONTARIO SUBSIDIARY GUARANTY"), (c) the Ontario Master Security Agreement dated as of June 27, 2005 made by Thinkpath Training (ON), Tidalbeach, ICS and TBM in favor of Laurus (as amended, modified or supplemented from time to time, the "ONTARIO MASTER SECURITY AGREEMENT"), (d) the US Subsidiary Guaranty, dated as of June 27, 2005 made by Thinkpath Training (US) Inc., a New York corporation ("THINKPATH TRAINING (NY)"), Microtech Professional Inc., a Massachusetts corporation ("MICROTECH") and E-wink, Inc., a New York corporation ("EWINK") in favor of Laurus (as amended, modified or supplemented from time to time, the "US SUBSIDIARY GUARANTY"), (e) the US Master Security Agreement dated as of June 27, 2005 made by Thinkpath Training (NY), Microtech and Ewink in favor of Laurus (as amended, modified or supplemented from time to time, the "US MASTER SECURITY AGREEMENT"), (f) the Stock Pledge Agreement dated as of June 27, 2005 made by Thinkpath, Thinkpath (OH), Thinkpath (MI), Technical Services, Systemsearch, Thinkpath Training (ON), Tidalbeach, ICS, TBM, Thinkpath Training (NY), Microtech and Ewink in favor of Laurus (as amended, modified or supplemented from time to time, the "STOCK PLEDGE AGREEMENT") and (g) the Security Agreement dated as of June 30, 2006 by and among Thinkpath, Thinkpath (OH), Thinkpath
(MI), Technical Services and such other subsidiaries of Thinkpath which hereafter become a party thereto (together with Thinkpath, Thinkpath (OH), Thinkpath (MI) and Technical Services, the "COMPANIES" and, each a "COMPANY"), and Laurus (as amended, modified and/or supplemented from time to time, the "JUNE 2006 SECURITY AGREEMENT") (the June 2005 Security Agreement, the Ontario Subsidiary Guaranty, the Ontario Master Security Agreement, the US Subsidiary Guaranty, the US Master Security Agreement, the Stock Pledge Agreement and the June 2006 Security Agreement, collectively, the "EXISTING SECURITY AND GUARANTY AGREEMENTS"). For purposes hereof, the defined term "CREDIT PARTY" shall mean individually and collectively, each of Thinkpath, Thinkpath (OH), Thinkpath
(MI), Technical Services, Systemsearch, Thinkpath Training (ON), Tidalbeach, ICS, TBM and Thinkpath Training (NY).

      WHEREAS, Thinkpath, Thinkpath (OH), Thinkpath (MI), Technical Services (collectively, the "BORROWERS") and Laurus and certain other parties have agreed to enter into that certain Omnibus Amendment No. 5 and Waiver, dated as of the date hereof for the purpose, in part, of (i) extending the Maturity Date of that certain Secured Revolving Note, made by the Borrowers as of June 30, 2006, jointly and severally, in favor of Laurus (as amended, modified or supplemented from time to time, the "REVOLVING NOTE") and (ii) amending and restating in its entirety that certain Overadvance Side Letter, dated as of June 30, 2006 by and among each Company and Laurus (as amended and restated, further amended, modified or supplemented from time to time, the "OVERADVANCE SIDE LETTER" and together with the Revolving Note and the Omnibus Amendment No. 5 and Waiver, the "AMENDED LAURUS DOCUMENTS"); and

      NOW THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration , the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

      1. Reaffirmation and Ratification. To induce Laurus to agree to the Amended Laurus Documents, each Credit Party hereby jointly and severally:

            a. represents and warrants to Laurus that it has reviewed and approved the terms and provisions of the Amended Laurus Document and the documents, instruments and agreements entered into in connection therewith;

            b. acknowledges, ratifies and confirms that all indebtedness incurred by, and all other obligations and liabilities of, each Company under the Amended Laurus Documents are (i) "Obligations" under, and as defined in the June 2005 Security Agreement, (ii) "Obligations" under, and as defined in the Ontario Subsidiary Guaranty, (iii) "Obligations" under, and as defined in, the Ontario Master Security Agreement, (iv) "Obligations" under, and as defined in the US Subsidiary Guaranty, (v) "Obligations" under, and as defined in, the US Master Security Agreement,
      (vi) "Obligations" under, and as defined in, the Stock Pledge Agreement and (vii) "Obligations" under, and as defined in the June 2006 Security Agreement;

            c. acknowledges, ratifies and confirms that Amended Laurus Documents are eacn (x) an "Ancillary Agreement" under, and as defined in, each of the June 2005 Security Agreement and June 2006 Security Agreement and (y) a "Document" under, and as defined in, each of the Ontario Subsidiary Guaranty, the Ontario Master Security Agreement, the US Subsidiary Guaranty, the US Master Security Agreement and the Stock Pledge Agreement;

            d. acknowledges, ratifies and confirms that all of the terms, conditions, representations and covenants contained in the Existing Security and Guaranty Agreements are in full force and effect and shall remain in full force and effect after giving effect to the execution and effectiveness of the Amended Laurus Documents;

            e. represents and warrants that no offsets, counterclaims or defenses exist as of the date hereof with respect to any of the undersigned's obligations under any Existing Security and Guaranty Agreement or the Amended Laurus Documents and the Existing Security and Guaranty Agreements shall continue to constitute valid security for the obligations of each Credit Party to Laurus under and pursuant to the Existing Security and Guaranty Agreements and the Amended Laurus Documents; and

            f. acknowledges, ratifies and confirms the grant by such Credit Party to Laurus of a security interest in the assets of (including the equity interests owned by) such Credit Party, as more specifically set forth in the Existing Security and Guaranty Agreements and that each Existing Security and Guaranty Agreement constitutes legal, valid and binding obligations of each Credit Party party thereto, enforceable against each such Credit Party in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization and other laws of general application limiting the enforceability of creditors' rights.

      2. Miscellaneous. This Reaffirmation shall be binding upon the parties hereto and their respective successors and permitted assigns and shall inure to the benefit of and be enforceable by each of the parties hereto and its successors and permitted assigns. THIS REAFFIRMATION SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK. This Reaffirmation may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument. In the event that any provision of this Reaffirmation shall prove to be invalid or unenforceable, such provision shall be deemed to be severable from the other provisions of this Reaffirmation which shall remain binding on all parties hereto.

      3. Ancillary Agreements. From and after the execution and delivery hereof by the parties hereto, this Reaffirmation shall constitute an "ANCILLARY AGREEMENT" for all purposes of the Loan Documents.

            [The remainder of this page is intentionally left blank]

                                    Very truly yours,

                                    THINKPATH INC., an Ontario corporation

                                    By:   /S/ DECLAN FRENCH
                                       -----------------------------------------
                                    Name:    Declan French
                                    Title:   CEO
                                    Address: 16 Four Seasons Place,
                                             Toronto, Ontario


                                    THINKPATH INC., an Ohio corporation

                                    By:   /S/ DECLAN FRENCH
                                       -----------------------------------------
                                    Name:
                                    Title:
                                    Address:


                                    THINKPATH OF MICHIGAN INC., a
                                    Michigan corporation

                                    By:   /S/ DECLAN FRENCH
                                       -----------------------------------------
                                    Name:
                                    Title:
                                    Address:


                                    THINKPATH TECHNICAL SERVICES INC., an Ohio corporation

                                    By:   /S/ DECLAN FRENCH
                                       -----------------------------------------
                                    Name:
                                    Title:
                                    Address:


                                    SYSTEMSEARCH CONSULTING SERVICES INC., an
                                    Ontario corporation

                                    By:   /S/ DECLAN FRENCH
                                       -----------------------------------------
                                    Name:
                                    Title:
                                    Address:


                                    THINKPATH TRAINING INC., an
                                    Ontario corporation

                                    By:   /S/ DECLAN FRENCH
                                       -----------------------------------------
                                    Name:
                                    Title:
                                    Address:

                                    TIDALBEACH INC., an Ontario corporation

                                    By:   /S/ DECLAN FRENCH
                                       -----------------------------------------
                                    Name:
                                    Title:
                                    Address:


                                    THINKPATH TRAINING (US) INC., a
                                    New York corporation

                                    By:   /S/ DECLAN FRENCH
                                       -----------------------------------------
                                    Name:
                                    Title:
                                    Address:


                                    INTERNATIONAL CAREER SPECIALISTS INC., an
                                    Ontario corporation

                                    By:   /S/ DECLAN FRENCH
                                       -----------------------------------------
                                    Name:
                                    Title:
                                    Address:


                                    TBM TECHNOLOGIES INC., an Ontario
                                    corporation

                                    By:   /S/ DECLAN FRENCH
                                       -----------------------------------------
                                    Name:
                                    Title:
                                    Address:

ACKNOWLEDGED AND AGREED TO BY:


LAURUS MASTER FUND, LTD.
By: Laurus Capital Management, LLC,
its investment manager

BY: /S/ EUGENE GRIN
   --------------------------------
   NAME:   Eugene Grin
   TITLE:  Principal